SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                            August 24, 2010
                  Date of Report (Date of Earliest Event Reported)


                       Iron Eagle Group, Inc.
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                (Exact name of registrant as specified in its charter)


        Delaware               0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S.
Employer
of incorporation or organization                         Identification
Number)

          448 West 37th Street, Suite 9G
          New York, New York                 10018
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     (Address of principal executive offices,          Zip Code)

                             (888) 481-4445
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement dated August 24, 2010
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On August 24, 2010, Iron Eagle Group, Inc. entered into an asset purchase agreement to acquire the assets of Farache Enterprises, Inc., a Florida based regional site development, excavation, and road building construction firm. Pursuant to the asset purchase agreement, the purchased assets will be transferred to a new entity 100% owned by Iron Eagle and will be called Farache Enterprises, a division of Iron Eagle Group, Inc. Moshe Farache, President and Founder of Farache Enterprises, Inc. will become President of the new division.

      Purchased Assets.  The assets consist of the following:
   a) all contracts of Farache including any licenses, bids, engineering drawings, employee work product, or similar materials shall be assigned to Iron Eagle at Closing.
   b) all equipment of Farache relating to or arising out of the its business.
   c) all other tangible property owned and used by Farache in connection with its business, including without limitation, inventory, supplies, materials, and other personal property related to or used in connection with the assets, including any furniture, computer hardware, software, tools, spare parts, manuals, signage, forms, fixtures, brochures, and sales, promotional and marketing materials;
   e) all rights of Farache under non-disclosure or confidentiality, non-compete, or non-solicitation agreements with employees and agents of such Farache or with third parties to the extent relating to the Assets
   f) all permits (including business licenses), and pending applications for permits used in, held for use in or intended to be used in connection with the assets.
   g) all rights and licenses and all copyrights, patents, trademarks, trade names, service marks, trade dress, logos, domain name registrations and applications, trade secrets, and other proprietary rights of every kind and nature associated with or owned or used in connection with the business, including the name Farache Enterprises, Inc., together with all renewals, translations, adaptations, derivatives and combinations thereof and all goodwill with respect thereto.
   h) All of Farache's goodwill and other intangible assets associated with its business, including without limitation (i) all permits, licenses, approvals, and authorizations of governmental or regulatory authorities used or held for use in connection with the business that are assignable by Farache; (ii) all lists of customers, customer mailing lists, and customer files of the business; (iii) any market studies, market surveys and/or customer surveys relating to the business; and (iv) all of Farache's rights under any assumed contracts.

      Excluded Assets. The following properties, assets, rights and interests of Farache are expressly excluded from the purchase and sale:
  a)  Cash. All cash as of the Closing Date.
  b) Accounts Receivable. All accounts receivable, costs in excess of billings, and billings in excess of costs of Farache relating to or arising out of the business as of the Closing Date

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  c)  Taxes.  All refunds, credits, or overpayments with respect to taxes;
  d) Other Assets. All advances to stockholders of Farache, advances from stockholders of Farache, and life insurance policies.
  e) Organizational Documents. All organizational documents, minute books, and records which Seller is required by law to retain, subject to Seller providing true and correct copies thereof to Iron Eagle at the Closing; and
  f) Transactions. All rights of Farache or Seller under this Agreement or any document executed in connection herewith.

      Assumed Liabilities.   Iron Eagle is not assuming or agreeing to
pay or perform any debts, liabilities, accounts payable, billings in excess of costs, accrued expenses, contracts, commitments or obligations of Farache, regardless of whether such debt, liability, contract, commitment or obligation accrued prior to, on, or after the Closing if it was incurred prior to closing and regardless of when the liability becomes known and accrued, including without limitation any liabilities, claims, Liens or indebtedness relating to or arising out of
   (a) failure to pay or perform any obligation owed;
   (b) federal, state, or local tax claims or liabilities;
   (c) hiring, employment, contractual relationships with or termination of staff, including without limitation any obligation or liability of Farache in respect of accrued salaries, accrued profit sharing or severance pay, or any obligation or unfunded liability arising from any pension or other employee benefit plan;
   (d) obligations or liabilities to customers, suppliers;
   (e) environmental liabilities;
   (f) health and safety liabilities;
   (g) accounts payable, accrued expenses, or obligations under assumed contracts other than assumed accounts payable; or
   (h) any other debt, liability, contract, commitment or obligation arising out of or in any manner incident, relating or attributable to any fact, circumstance, event or occurrence relating to any period prior to Closing, including without limitation the operation and management of Farache prior to Closing. Seller shall fully pay, perform and discharge all Farache liabilities when and as due in accordance with their respective terms.

      Purchase Price. The purchase price of $3,385,000 shall be payable as follows:
  a) Cash Consideration. $1,750,000 by wire transfer of immediately available funds into an account designated by Seller at Closing,
  b) Shareholder Note. $325,000 in the form of a shareholder's note due in two years at an 8.0% interest rate, with interest payable no less than semi-annually. The Shareholder Note will be subordinated to
1) other debt that might be obtained and 2) surety bonds, but missed interest or principal payments will convert to a penalty rate of interest (18.0%) if not paid upon their respective due date.
  c) Equity Consideration. $650,000 shall be paid at 40 days after Closing in Iron Eagle common shares based upon the thirty day volume



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weighted average price of the Purchaser thirty days after the Closing
Date, pursuant to a 12 month lock up and a Board Approved leak out provision.

  d) Earn-out. $660,000 shall be paid in cash in equal installments of $220,000 per year over a three year period. The earn-out shall be based upon exceeding the below EBITDA targets for Farache
    i) $1,800,000 EBITDA for year ending December 2010
   ii) $2,200,000 EBITDA for year ending December 2011
  iii) $2,500,000 EBITDA for year ending December 2012

EBITDA shall be defined as Earnings before Interest and Income Taxes plus Depreciation and Amortization for the time periods referenced.

     Conditions Precedent to Obligations of Iron Eagle. Iron Eagle's obligation to pay the purchase price and consummate the acquisition of the Purchased Assets shall be subject to the following conditions precedent:
  a) All consents, permits and approvals required from third parties or governmental authorities for (i) the sale, transfer and assignment of the Purchased Assets, (ii) the assignment of all assumed contracts, and (iii) the continued validity and effectiveness of all assumed contracts immediately after the Closing, shall have been duly obtained, in form and substance reasonably satisfactory to Iron Eagle, and no modification to any Assumed Contract shall have been made in connection with the obtaining of such consents without the written consent of Iron Eagle.
  b) Iron Eagle shall have completed its due diligence review of the business of Farache, the results of which shall be satisfactory to Iron Eagle in its sole and absolute discretion.
  c) Farache shall have delivered to Iron Eagle reviewed financials for six month period ended June 30, 2010, audited financials for the years ended 2008 and 2009, none of which shall be materially different than the financials for this period presented to Iron Eagle from Farache.
  d) Iron Eagle shall have received adequate funding to consummate this Agreement.
  e) Iron Eagle shall have received approval from its board of directors to consummate the transaction prior to Closing.
  f) All representations and warranties of Seller made in or pursuant to the Asset Purchase Agreement, any transaction document, or any other document or instrument delivered to Iron Eagle hereunder shall be correct and complete in all material respects on and as of the Closing Date as if made on and as of that date, Seller shall have complied in all material respects with all of their obligations under the Asset Purchase Agreement, all exhibits shall have been satisfactorily completed and there shall not have been any material error, misstatement or omission in any exhibit, statement or other document delivered in connection herewith.
  g) No suit, action, or proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit or obtain damages or other relief in connection with the Asset Purchase Agreement or the consummation of the transactions contemplated herein, there shall not be in effect any statute, rule or regulation which

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makes it illegal for Iron Eagle to consummate the transactions contemplated hereby or any order, decree or judgment which enjoins Iron Eagle or any Seller from consummating the transactions contemplated hereby, and there shall have been no investigation or inquiry made or commenced by any governmental agency in connection with this Agreement or the transactions contemplated herein.
  h) During the period from the date of the Asset Purchase Agreement to the Closing Date, there shall have been no material adverse change, either individually or in the aggregate, in the general affairs, business, prospects, Assets, financial position, or operations of the Farache's business. Seller will notify the Iron Eagle of any adverse or material change in the business as soon as it is known by the Seller or Farache.

Iron Eagle may waive in writing any condition precedent contained herein and, upon the exercise of such right of waiver, the transactions contemplated hereby shall be consummated in accordance with the terms contained in this Agreement as modified by said writing.

     Conditions Precedent to Obligations of Seller. Seller's obligation to consummate the purchase of the Purchased Assets shall be subject to the following conditions precedent:
  a) Compliance with Asset Purchase Agreement. Iron Eagle shall have performed and complied in all respects with all of its obligations under the Asset Purchase Agreement which is to be performed or complied with by Iron Eagle prior to or on the Closing Date.
  b) Representations, Warranties and Covenants. All representations and warranties of Iron Eagle made in or pursuant to the Asset Purchase Agreement, any transaction document, or any other document or instrument delivered to Seller hereunder shall be correct and complete in all material respects on and as of the Closing Date as if made on and as of that date, Iron Eagle shall have complied in all material respects with all of their obligations under the Asset Purchase Agreement and there shall not have been any material error, misstatement or omission in any statement or other document delivered in connection herewith. At the signing of the Asset Purchase Agreement and through Closing, Iron Eagle shall be in full compliance with all required Securities and Exchange Commission and financial reporting regulations.
  c) Third-Party Action. No action, proceeding, investigation, inquiry or objection by any governmental authority or other person shall have been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of the Asset Purchase Agreement or the consummation of the transactions contemplated thereby.
  d) During the period from the date hereof to the Closing Date, there shall have been no material adverse change, either individually or in the aggregate, in the general affairs, business, prospects, assets, financial position, or operations of Iron Eagle's business. Iron Eagle will notify the Seller of any adverse or material change in the business as soon as it is known by the Iron Eagle.



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Seller may waive in writing any condition precedent contained herein and, upon the exercise of such right of waiver, the transactions contemplated hereby shall be consummated in accordance with the terms contained in this Agreement as modified by said writing.

      Termination. a) The Asset Purchase Agreement may be terminated by either Iron Eagle or the Seller at any time prior to Closing if that party, in its good faith judgment, determines that there is any inaccuracy or incompleteness in any representation or breach of any warranty contained herein, or any failure of the offending party to perform or satisfy, or cause to be performed or satisfied, any of the terms or conditions of this Agreement or any other transaction document, or any error, misstatement or omission with regard to any of the exhibits, information or other documents referred to, or if Iron Eagle, in its sole judgment, is not satisfied with the contents of any of the exhibits, information or documents, or with the results of its investigation of Farache's business and assets.

  b) The Asset Purchase Agreement may be terminated at any time prior to the Closing: (a) by mutual written consent of Iron Eagle and Seller; or (b) by either Iron Eagle or Seller, if the Closing shall not have occurred on or prior to 75 days from the signing of the Asset Purchase Agreement (or such later date as shall have been consented to by all parties hereto), unless failure of such occurrence shall be due to the failure of the party seeking to terminate the Asset Purchase Agreement to perform or observe any agreements and conditions to be performed or observed by such party or to use its reasonable efforts to obtain any third party consents or actions required as a condition to Closing.

  c) If the Asset Purchase Agreement has not been terminated and the Closing shall not have taken place on or prior to 90 days after the Asset Purchase Agreement has been signed, the Asset Purchase Agreement shall automatically terminate.

  d) Should Iron Eagle decide to terminate the Asset Purchase Agreement due to either (i) a failure to secure adequate financing based on reasonable terms, (ii) a financial or operational concern raised during due diligence that is immaterial to the future performance of Farache and/or the post-transaction combined entity based on the reasonable judgment of Iron Eagle, or (iii) any other reason not in good faith compliance with the spirit of the Asset Purchase Agreement, Iron Eagle will reimburse Seller upon termination an amount equal to one-half (1/2) of expenses incurred in obtaining the 2008 and 2009 audits and reviewed six (6) months 2010 financial statements, subject to a maximum amount of ten thousand dollars
($10,000).   Such reimbursement must be made to Seller within thirty
(30) days of Iron Eagle's written termination of the Asset Purchase Agreement. No such reimbursement is required if the Seller decides not to move forward and close upon the existing terms of the Asset Purchase Agreement.




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     Post Closing Obligations

a) Names. As soon as practicable following the Closing Date, Seller will assist Iron Eagle in obtaining the full and exclusive right to use such name(s) in connection with its business and the Purchased Assets.

b) Further Assurances. Following the Closing Date, Sellers shall, for no further consideration, perform all such other actions and execute and deliver, or cause to be executed and delivered, such further assignments, transfers, instruments, certificates and other documents as Iron Eagle or its counsel may reasonably request to vest in Iron Eagle full and complete title to and protect Iron Eagle's rights, title and interest in and to Farache's business and the Purchased Assets and to affirm and protect Iron Eagle's rights and interests under the Asset Purchase Agreement.

c) The cost of the 2008 and 2009 audit, as well as the 2010 review, shall be the responsibility of Seller; however, all such costs, up to a maximum of twenty thousand dollars ($20,000) shall be reimbursed by Iron Eagle at the Closing Date.

d) Survival of Representations, Warranties, and Agreements. The representations, warranties, and agreements contained in the Asset Purchase Agreement and the other transaction documents shall expire on the first anniversary of the Closing Date except that (i) Seller's obligation to pay, perform and discharge all Farache liabilities shall survive indefinitely; (ii) the representations and warranties contained in Article 2 of the Asset Purchase Agreement and the exhibits referenced therein shall survive the Closing and shall remain in full force and effect until expiration of the statute of limitations period applicable to the subject matter thereof (or, if a claim has been asserted prior to such expiration, until after the date of its final resolution), and (iii) if a claim or notice is given under Section 4.06 (Indemnification) of the Asset Purchase Agreement with respect to any representation, warranty, covenant or agreement prior to the applicable expiration date, such representation, warranty, covenant or agreement shall continue indefinitely until the applicable claim is finally resolved.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
No.            Description


10-1           Farache Asset Purchase Agreement dated August 24, 2010
99-1           Press release dated July 24, 2010
99-2           Financial Statements of Farache - to be filed by
                 amendment




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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Michael E. Bovalino
         ------------------------
         Michael E. Bovalino
         Chief Executive Officer


Dated:  September 2, 2010